ADVANCED SERIES TRUST

AST QMA Large-Cap Portfolio

AST AQR Large-Cap Portfolio

Supplement dated January 30, 2020 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to each of the AST QMA Large-Cap Portfolio (the QMA Portfolio) and the AST AQR Large-Cap Portfolio (the AQR Portfolio). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus and SAI.

New Subadvisory Arrangements and Name Change (QMA Portfolio)

I.The Board of Trustees of the Trust (the Board), on behalf of the QMA Portfolio, approved the following changes: (i) the addition of J.P. Morgan Investment Management, Inc. (JPM) and Massachusetts Financial Services Company (MFS) as subadvisers to the QMA Portfolio; and (ii) changing the name of the QMA Portfolio to "AST Large-Cap Core Portfolio." These changes are expected to become effective on April 27, 2020. These changes are hereinafter referred to as the "Repositioning," and the resulting portfolio is hereinafter referred to as the "Large-Cap Core Portfolio." JPM and MFS will use fundamental strategies to manage portions of the Large-Cap Core Portfolio, and QMA LLC will continue to use its quantitative strategy to manage a portion of the Large-Cap Core Portfolio. The management fee rate paid by the Large-Cap Core Portfolio will not change.

To reflect these changes, the Prospectus and SAI relating to the QMA Portfolio are hereby revised as follows, effective April 27, 2020:

A.All references in the Prospectus and SAI to the "AST QMA Large-Cap Portfolio" are hereby changed to refer instead to the "AST Large-Cap Core Portfolio."

B.The description of the QMA Portfolio's Principal Investment Strategies in the "SUMMARY: AST QMA LARGE-CAP PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $2.896 billion and $1.304 trillion as of December 31, 2019).

QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

C.The table in the "SUMMARY: AST QMA LARGE-CAP PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	QMA LLC	Stacie L. Mintz, CFA	Managing Director, Portfolio Manager	April 2013
		Devang Gambhirwala	Principal, Portfolio Manager	April 2013
	J.P. Morgan Investment Management, Inc.	Scott Davis	Managing Director, Portfolio Manager	April 2020
		Susan Bao	Managing Director, Portfolio Manager	April 2020
	Massachusetts Financial Services Company	Kevin Beatty	Chief Investment Officer, Global Equity	April 2020
		Ted Maloney	Executive Vice President and Chief Investment Officer	April 2020
		Alison O’Neill Mackey	Investment Officer	April 2020

D.The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST QMA LARGE-CAP PORTFOLIO – Principal Investment Policies" is hereby deleted and replaced with the information set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $2.896 billion and $1.304 trillion as of December 31, 2019).

QMA LLC employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints. J.P. Morgan Investment Management, Inc. and Massachusetts Financial Services Company use fundamental investment processes seeking to identify high-quality stocks at reasonable prices through bottom-up research and stock selection. The Strategic Investment Research Group of the Manager determines the allocation of assets among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

E.The section of the Prospectus entitled "HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST QMA Large-Cap Portfolio" is hereby deleted and replaced with the information set forth below:

AST Large-Cap Core Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group's (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group ("SIRG"). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.

QMA Segment. The QMA co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by QMA are Stacie L. Mintz, CFA, and Devang Gambhirwala.

Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, she is responsible for portfolio management, analysis and research, and she oversees a team of investment professionals. Prior to her current role, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

J.P. Morgan Segment. The J.P. Morgan co-portfolio managers who are jointly and primarily responsible for the day-to- day management of the segment of the Portfolio managed by J.P. Morgan are Scott Davis and Susan Bao.

Scott B. Davis, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 2006, Scott was previously a media and internet analyst in the U.S. Equity Research Group. Prior to joining J.P. Morgan, Scott was an analyst at Jennison Associates, First Union, and Schroder Wertheim. He holds a B.S. from Drexel University and an M.B.A. from Columbia Business School.

Susan Bao, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 1997, Susan manages the Large Cap Tax Aware Equity strategy and co-manages the Large Cap Core and Large Cap Core 130/30 strategies. Previously, she was responsible for the U.S. equity analyst portfolios and served as a member of the Disciplined Equity team. Susan holds a B.S. from Centenary College and an M.B.A. in finance from New York University's Stern School of Business. She is also a holder of the CFA designation.

MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Kevin Beatty, Ted Maloney and Alison O'Neill Mackey.

Kevin Beatty, Chief Investment Officer of Global Equity at MFS, is a co-portfolio manager of the Portfolio. He has been employed in the investment area of MFS since 2002.

Ted Maloney, Executive Vice President and Chief Investment Officer of MFS, is a co-portfolio manager of the Portfolio. He has been employed in the investment area of MFS since 2005.

Alison O'Neill Mackey, an Investment Officer of MFS, is a co-portfolio manager of the Portfolio. She has been employed in the investment area of MFS since 2005.

F.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by replacing the information pertaining to the QMA Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Large-Cap Core Portfolio	The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) and other expenses (including net distribution fees and acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses and certain other Portfolio expenses, such as dividend and interest expense and broker charges on short sales) do not exceed 0.81% of the Portfolio's average daily net assets through
June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

G.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the QMA Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser	Fee Rate
AST Large-Cap Core Portfolio	QMA LLC	0.15% of average daily net assets to $1.5 billion; and
0.14% of average daily net assets over $1.5 billion
	J.P. Morgan Investment	0.20% of average daily net assets to $500 million;
	Management, Inc.	0.18% of average daily net assets from $500 million to
$1.0 billion; and
0.17% of average daily net assets over $1.0 billion
	Massachusetts Financial	0.21% of average daily net assets to $500 million;
	Services Company	0.195% of average daily net assets from $500 million
to $1.0 billion; and
0.185% of average daily net assets over $1.0 billion

Reorganization of the AQR Portfolio into the Large-Cap Core Portfolio

II.The Board recently approved the reorganization of the AQR Portfolio into the Large-Cap Core Portfolio (the Reorganization), subject to the approval of the AQR Portfolio's shareholders. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to AQR Portfolio shareholders on or about June 12, 2020, and that the special meeting of the AQR Portfolio's shareholders will be held on July 15, 2020.

Pursuant to the proposed Reorganization, the assets and liabilities of the AQR Portfolio would be exchanged for shares of the Large-Cap Core Portfolio, and AQR Portfolio shareholders would become shareholders of the Large-Cap Core Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Large-Cap Core Portfolio shares to be received by the AQR Portfolio shareholders in the proposed Reorganization would be equal in value to the AQR Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the AQR Portfolio and Large- Cap Core Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the AQR Portfolio or the Large-Cap Core Portfolio or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in or around the third quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

Subsequent to the Repositioning but prior to the closing of the Reorganization, approximately 99% of the net assets currently held in the AQR Portfolio is expected to be redeemed by AQR Portfolio shareholders. So that non-redeeming shareholders who remain in the AQR Portfolio through the closing of the Reorganization are not disadvantaged by this decrease in net assets, effective April 27, 2020, the Manager will waive a portion of the management fee paid by the AQR Portfolio and/or reimburse the AQR Portfolio so that the AQR Portfolio's total expenses do not exceed 0.81% of the AQR Portfolio's average daily net assets.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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